AMENDMENT NO. 3

THIS AMENDMENT NO. 3 dated as of November 21, 2006 (this “Amendment”) of that certain Credit Agreement referenced below is by and among AMERIGROUP CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors and the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

WITNESS ETH

WHEREAS, a $150 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of October 22, 2003 (as amended and modified, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Lenders identified on the signatures pages hereto have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1 Amendment to the Credit Agreement. Clause (A) of the proviso of Section 2.01(b) of the Credit Agreement is hereby amended and restated to read as follows:

(A) the aggregate principal amount of L/C Obligations shall not exceed SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (as such amount may be decreased in accordance with the provisions hereof, the “L/C Sublimit”; the L/C Sublimit is part of, and not in addition to the Aggregate Revolving Commitments)

SECTION 2 Conditions Precedent. This Amendment shall be effective immediately upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Credit Parties, the Administrative Agent and the Required Lenders.

SECTION 3 Miscellaneous.

3.1 The Credit Parties hereby affirm that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period).

3.2 Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto, as supplemented) shall remain in full force and effect.

3.3 The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

3.4 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this

CHAR1\925314v2

Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

3.5 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent, the Collateral Agent and each Lender shall retain all rights arising under federal law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AMERIGROUP CORPORATION,

A Delaware corporation

	By:	Stanley F. Baldwin
	Name: Title:	Stanley F. Baldwin Executive Vice President General Counsel and Secretary

GUARANTORS:		PHP HOLDINGS, INC.

A Florida corporation

	By:	Stanley F. Baldwin
	Name: Title:	Stanley F. Baldwin Chief Operating Officer, President and Secretary

AGENT: BANK OF AMERICA, N.A. in its capacity as

Administrative Agent and Collateral Agent By: Kevin L. Ahart

Name: Title:	Kevin L. Ahart Assistant Vice President

AGENT:	BANK OF	AMERICA, N.A. in its capacity as Lender,

L/C Issuer, Lender and Swing Line Lender

By: Name: Title:	Joseph L. Corah Joseph L. Corah Senior Vice President	CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

S.NEXTLENDERS:BANK. OF AMERICA, NA., in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender

By:
Name:
Title:

CIDC INC. By: Name: Title:	George Knight GeorgeKnight Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:
THE BANK OF NEW YORK

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS: BANK OF AMERICA, NA., in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By: Name:	DAVID DODD DAVID DODD

Title:VICE PRESIDENT
MIKHAIL FAYBUSOVICH

S.CONTWACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS: BANK OF AMERICA, N.A., in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By: Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

BY: Name: Title:	Charnette W. Simmons Charnette W. Simmons Senior Vice President

THE BANK OF NEW YORK

By: Name: Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A., in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender

By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NE YORK

By: Name: Title:	Christopher T. Kordes Christopher T. Kordes Vice President

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS: BANK OF AMERICA, NA., in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender

By:
Name:
Title:
CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By: Name: Title:	S. Hearst Vann S. Hearst Vann Senior Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDERS: BANK OF AMERICA, N.A. in its capacity as Lender, L/C Issuer, Lender and Swing Line Lender
By:
Name:
Title:

CIBC INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: Name: Title:

LASALLE BANK NATIONAL ASSOCIATION

By: Name: Title:	George L. Kemis George L. Kemis Senior Vice President

REGIONS BANK

By
Name:
Title:

SUNTRUST BANK By: Name: Title:	John W. Teasley John W. Teasley Director

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

REGIONS BANK

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

UBS LOAN FINANCE By:	Toba Loabantobing

Title: Associate Director Banking Products Services, US

By:	Ija R. Otsa

Associate Director Banking Products Services, US